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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                              CPC OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                  0-24053                        11-3320709
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(State or other jurisdiction     (Commission                    (IRS Employer
     of incorporation)           File Number)                Identification No.)



      6336 17TH STREET CIRCLE EAST,
           SARASOTA, FLORIDA                                        34243
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code
                                 (941) 727-4370
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           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 16, 2005, CPC of America, Inc. acquired a 7.7% membership interest in Med Enclosure, LLC. CPC had formed Med Enclosure, LLC in 1999 as a vehicle for the development of a patented internal puncture closing device and technique known as "MedClose." As of October 2004, CPC held an 80.3% membership interest in that company, with the 19.7% minority membership interest held by a single non-affiliated party. In November 2004, CPC acquired from the minority member a 12% membership interest in exchange for $100,000. Pursuant to a Membership Interest Purchase Agreement dated January 31, 2005, CPC acquired the remaining 7.7% membership interest on February 16, 2005 in exchange for CPC's issuance of 4,000 shares of its common stock. Med Enclosure, LLC is now the 100%-owned subsidiary of CPC.

Copies of the press release and Membership Interest Purchase Agreement are attached as Exhibits 99.1 and 99.2, respectively.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER            DESCRIPTION
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99.1              Press release dated February 16, 2005

99.2 Membership Interest Purchase Agreement dated January 31, 2005 between CPC of America, Inc. and Gene Myers Enterprises, Inc.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CPC OF AMERICA, INC.



Date: February 22, 2005                    /s/ Rod A. Shipman
                                           -------------------------------------
                                           Rod A. Shipman
                                           President and Chief Executive Officer





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                                  Exhibit Index


EXHIBIT
NUMBER            DESCRIPTION
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99.1              Press release dated February 16, 2005

99.2 Membership Interest Purchase Agreement dated January 31, 2005 between CPC of America, Inc. and Gene Myers Enterprises, Inc.